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                                                                    Exhibit 10.5


March 29, 2002

Next Level Communications, Inc.
6085 State Farm Drive
Rohnert Park, California 94928
Attention: Mr. James Ide

        Re:  Next Level Communications, Inc. Commitment Letter

Dear Mr. Ide:

        We understand that you are interested in obtaining a commitment for a $35,000,000 financing facility (the "Financing Facility"), the proceeds of which will be used for general corporate and working capital purposes.

        Motorola, Inc. ("Motorola") is pleased to commit to provide the full amount of the Financing Facility. Our commitment hereunder is subject to the terms and conditions in the term sheet annexed hereto as Annex I (the "Term Sheet").

                                                   Very Truly Yours,

                                                   MOTOROLA, INC.


                                                   By: /s/ Motorola, Inc.
                                                   Title: Senior Vice President

Agreed to and Accepted
this 29th day of March, 2002

NEXT LEVEL COMMUNICATIONS, INC.


By:  /s/  Next Level Communications, Inc.
Title: Senior Vice President